Significant Events in the Reporting Period	6 Months Ended
Jun. 30, 2022
Disclosure Of Non Adjusting Events After Reporting Period Text Block Abstract
Significant events in the reporting period

Note 3:- Significant events in the reporting period

i	Grant of options to the purchase ordinary shares of the Company to employees, executive officers, CEO and Board of Directors members

On February 28, 2022, the Company’s Board of Directors approved the grant of options to purchase up to 1,345,600, 400,000 and 270,000 ordinary shares of the Company to employees and executive officers, CEO and Board of Directors members, respectively.

As of June 30, 2022, the Company granted, out the above mentioned, to employees and executive officers total of:

-	1,130,100 options to purchase the ordinary shares of the Company, under the Israeli Share Option Plan, at an exercise price of NIS 19.36-18.92 (USD 5.80-6.05) per share. The fair value of the options calculated on the date of grant using the binomial option valuation model was estimated at $2,272 thousands.

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101,200 options to purchase the ordinary shares of the Company, under the US Share Option Plan, at an exercise price of USD 5.88-6.10 per share. The fair value of the options calculated on the date of grant using the binomial option valuation model was estimated at $226 thousands.

36,200 options to purchase the ordinary shares of the Company, under the US Share Option Plan, at an exercise price of USD 5.65-5.82 per share. The fair value of the options calculated on the date of grant using the binomial option valuation model was estimated at $80 thousands.

The grant of options to the CEO and the Board of Directors members are subject to the approval of the General Meeting of Shareholders that is expected to take place during 2022.

ii	Labor strike at the Company’s manufacturing plant at Beit Kama, Israel

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On April 26, 2022, during the course of the Company’s negotiations with the Histadrut - General Federation of Labor in Israel (the “Histadrut”) and the Employees’ Committee of Kamada’s Beit Kama production facility in Israel (the “Employee’s Committee”), on the extension of a collective bargaining agreement, the Employee’s Committee elected to declare a labor strike in the Beit Kama plant.

On July 15, 2022, the Company, the Employees’s Committee, and the Histadrut, signed a new collective agreement detailing the understandings reached between the parties. The agreement will be effective through the end of 2029, while certain economic terms may be renegotiated by the parties following the lapse of the first four years of the term of the agreement. As a result of execution of the agreement the labor strike ended, and the unionized employees returned to work at the Beit Kama production facility.

As a result of the labor strike, the Company recorded, during the second quarter of 2022, a loss of $3,342 thousand recorded in the cost of revenues from proprietary products and was comprised of $3,082 thousands of overhead cost charges due to lower than standard production level in the second quarter and $260 thousands due to loss of in-process materials.

iii	Increase in the yield of high-quality corporate bonds

As of June 30, 2022, there was an increase, compared to December 31, 2021, in the yield of high-quality corporate bonds which effect the discount rate of defined benefit obligations.

The effect of the changes in the aforementioned discount rate resulted in a reduction in the employee benefit liability, net as of June 30, 2022, in relation to December 31, 2021, in the amount of $420 thousand dollar which were recognized against other comprehensive income in the six-month period that ended on June 30, 2022.